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                                                                    EXHIBIT 23.5

                              ACCOUNTANTS' CONSENT

The Board of Directors

CapStar Hotel Company:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          Mann Frankfort Stein & Lipp, P.C.

Houston, Texas

September 16, 1997